Exhibit 10.16

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 29, 2012, by and among NEW YOUNG BROADCASTING HOLDING CO., INC., a Delaware corporation (“Holdings”), YOUNG BROADCASTING, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors, the Lenders party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

Holdings, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 13, 2011 (as amended by that certain First Amendment to Credit Agreement and First Amendment to Collateral Agreement, dated as of July 26, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrower.

Holdings, the Borrower and the Subsidiary Guarantors have requested that the Administrative Agent and the Consenting Lenders agree to amend the Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.     Amendments to the Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that Section 9.6 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of subsection (e) thereto, (b) replacing the period at the end of subsection (f)(iii) thereto with “; and” and (c) adding the following subsection (g) thereto:

(g)     on or before February 28, 2013, the Borrower may declare and make Restricted Payments to Holdings to consummate one or more repurchase(s) in cash of Capital Stock of Holdings held by all or any portion of the existing equity holders of Holdings, and Holdings may consummate such repurchase(s); provided that (i) the Administrative Agent shall have received all agreements relating to such repurchase(s) and the pro forma capital and ownership structure and equityholding arrangements of Holdings and its Subsidiaries after giving effect to such repurchase(s), the terms and conditions of which shall be reasonably satisfactory to the Administrative Agent, (ii) no Indebtedness shall be incurred, created or assumed in connection with such repurchase(s), (iii) the aggregate amount of the repurchase(s) permitted under this Section 9.6(g) shall not exceed $25,000,000, (iv) at least (5) Business Days prior to the making of each such repurchase, the Administrative Agent shall have received satisfactory written evidence that, based on the financial statements most recently delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, both before and after giving effect to such repurchase, (A) the Consolidated Total Leverage Ratio shall not exceed 3.00 to 1.00, and (B) the Borrower shall be in compliance with the financial covenant set forth in Section 9.15(b), (v) at the time of such repurchase and after giving effect thereto, (A) no more than $10,000,000 shall be drawn under the Revolving Credit Facility, (B) no Default or Event of Default, including, without limitation, no Change of Control shall have occurred and be continuing or would result therefrom, and (C) the sum of available amounts under the Revolving Credit Facility plus unrestricted domestic cash and Cash Equivalents shall equal at least $20,000,000.

3.     Effectiveness. This Amendment shall become effective on the date when the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (a) counterparts of this Amendment executed by Holdings, the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent, (b) such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment, (c) payment, to each Consenting Lender who delivers an executed counterpart to this Amendment to the Administrative Agent (or its counsel) prior to 4:00 p.m. (Eastern) on November 28, 2012, of an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% times the sum of the (i) Revolving Credit Commitment of such Consenting Lender and (ii) outstanding principal amount of the Term Loans held by such Consenting Lender and (d) payment of all fees, costs and expenses set forth in Section 7 of this Amendment.

4.     Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Holdings, the Borrower, any of their respective Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.     Representations and Warranties. Each of Holdings, the Borrower and the Subsidiary Guarantors represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by Holdings, the Borrower and the Subsidiary Guarantors in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

6.     Acknowledgement and Reaffirmation. By their execution hereof, each of Holdings, the Borrower and the Subsidiary Guarantors hereby expressly (a) consents to this Amendment and (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which Holdings, the Borrower or such Subsidiary Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein). In furtherance of the foregoing, each Credit Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

7.     Costs and Expenses. The Borrower agrees to pay (a) in accordance with Section 12.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities and all other previously invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities outstanding as of the date hereof and (b) all other fees and expenses owing in accordance with that certain letter agreement, dated as of November 20, 2012, among Holdings, the Borrower and Wells Fargo Securities, LLC.

8.     Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9.     Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.

10.     Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

11.     Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

HOLDINGS:

NEW YOUNG BROADCASTING HOLDING CO.,

INC., as Holdings

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

BORROWER:

YOUNG BROADCASTING, LLC, as the Borrower

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

SUBSIDIARY GUARANTORS:

YOUNG BROADCASTING SHARED SERVICES,

INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF LANSING, INC., as a

Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF LOUISIANA, INC., as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

LAT, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page

YOUNG BROADCASTING OF ALBANY, INC., as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YBT, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF KNOXVILLE, INC.,

as a

Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YBK, Inc., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF GREEN BAY, INC.,

as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF RICHMOND, INC., as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF DAVENPORT, INC.,

as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page

YOUNG BROADCASTING OF RAPID CITY, INC., as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF SIOUX FALLS, INC.,

as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF SAN FRANCISCO,

INC., as a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

KLFY, L.P., as a Subsidiary Guarantor

By: Young Broadcasting of Louisiana, Inc., its General Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: LAT, Inc., its Limited Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

YOUNG BROADCASTING OF NASHVILLE LLC, as

a Subsidiary Guarantor

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page

WKRN, G.P., as a Subsidiary Guarantor

By: YOUNG BROADCASTING OF NASHVILLE LLC, its

Managing Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: YBT, Inc., its General Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

WATE, G.P., as a Subsidiary Guarantor

By: YOUNG BROADCASTING OF KNOXVILLE, INC., its

Managing Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

By: YBK, Inc., its General Partner

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page

AGENT AND CONSENTING LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as

Administrative Agent and a Consenting Lender

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page

SUNTRUST BANK, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page

ROYAL BANK OF CANADA, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender By:_______________________________________ Name: ____________________________________ Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page

GE CAPITAL BANK, f/k/a GE CAPITAL

FINANCIAL INC., as a Consenting Lender

By:_______________________________________

Name: ____________________________________

Title: _____________________________________

Second Amendment to Credit Agreement

Young Broadcasting, LLC

Signature Page